From the office of Marion O. Sandler
Chairman of the Board and Chief Executive Officer

Dear Valued Policyholder:

While the first half of 2002 ushered in hope for improvement in the economy and financial markets, ongoing geopolitical unrest worked to keep a robust economic comeback at bay. At the same time, rising concerns about the corporate governance and integrity of several large companies had a dampening effect on investor confidence. The result of this set of circumstances was a very challenging six months for investors.

The economy: First half of 2002 in review.

The year began with hints of an improving economy and glimmers of hope for the stock market. But after a strong Gross Domestic Product1 (GDP) growth rate of 5% in the first quarter, advance estimates for the second quarter GDP were revised downward to 1.1%.2 This change was primarily due to reports of weak corporate earnings and continued concerns about high unemployment rates.

Nevertheless, by the end of June, early indicators (economic factors that tend to precede an economic rebound) seemed to point toward potential for improvement. For example, the productivity rate (a measure of labor efficiency) had been consistently rising for several quarters because companies were re-building inventories. Historically, a sustained upward trend in productivity has helped to boost profits. It can also spur faster wage growth and lower unemployment rates over the longer term.

Low inflation and interest rates have also helped to keep consumers spending. Inflation, as measured by the Consumer Price Index, hovered between 1-2% during the first half of the year. Interest rates also stayed near 40-year lows, keeping credit and borrowing affordable for consumers. In line with this, sales of existing homes grew at the fourth highest annualized pace on record through May.

Finally, most economists believe the low interest rate environment may continue until the Federal Reserve is persuaded that the fledgling economic expansion is sustainable. Just like consumers, corporations tend to borrow and spend more when interest rates are low, offering more support for economic growth.

[1]	Gross Domestic Product (GDP) is a commonly used indicator or measure of economic health.

[2]	U.S. Department of Commerce, Bureau of Economic Analysis, July 31, 2002.

The stock market: Waiting for signs of improvement.

As indicated by major market indexes, the first half of 2002 was a challenge for stock market investors. The Dow Jones Industrial Average (the Dow), with its many manufacturing stocks, suffered less than most indexes, falling 6.91% during the first half.3 On the other end of the spectrum, the NASDAQ Composite Index’s distressed technology stocks led the way to a six-month return of -24.84% while the Standard & Poor’s 500 Index (S&P 500) was off by -13.15%.3 All in all, investors experienced the worst first-half performance in the stock market in three decades.

Moving ahead, there is hope that both earnings and the market will gradually rebound. Most market experts believe it is a matter of time: Time to sort out economic uncertainties, time to reestablish confidence in corporate America and time for investors to feel reassured that there are better days ahead.

The bond market: A continued flight to quality.

Consistent with recent history, the best news this year has been in the bond market.
The factors that kept the stock market and economy from moving ahead also worked to sustain investor interest in high quality bonds. Continued low interest rates have also bolstered bonds. High quality fixed-income securities — especially investment grade corporate and government-guaranteed bonds — maintained a market leadership role during the first half of the year.

Atlas Balanced Growth Portfolio: A challenging six months.

The Balanced Growth Portfolio in your Atlas Portfolio Builder Variable Annuity fell 10.25% in the first half of 2002.4 However, this performance beat the -13.15% return generated by the S&P 500, an index often used when comparing Balanced Growth performance to that of a comparable benchmark. Moreover, as of June 30, Morningstar awarded Balanced Growth with an overall 4-star rating, placing it in the top third of 7,313 domestic equity portfolios.5

[3]	With dividends reinvested.

[4]
As always, past performance is no guarantee of future results.  Average annual total returns for the year ended 6/30/02 was -12.65% and since inception on 9/30/97 was 3.01%. Returns do not include surrender charges or insurance charges for the variable annuity, but do include fund operating expenses. Share price and investment return will vary — upon redemption, portfolio shares may be worth more or less than their original cost.

[5]
For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund’s load-adjusted return for the same period, and then adjusting the excess return for risk. The top 10% of funds in each broad asset class receive 5 stars; the next 22.5% receive 4 stars. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Atlas Balanced Growth Portfolio was rated against 7,313 U.S.-domiciled domestic equity portfolios for the last 3 years, and it received a Morningstar rating of 4 stars. © 2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an “expert” under the Securities Act of 1933.

The Balanced Growth Portfolio is a “fund of funds” that seeks long-term growth of capital and moderate current income. The portfolio’s manager seeks to maintain an asset allocation of approximately 60% stocks, 30% bonds and 10% cash. These proportions may be adjusted in response to market conditions and were, in fact, 62% stocks, 36% bonds and 2% cash as of the end of June.

On May 1, three new Atlas Funds were added to the array of funds in which Balanced Growth could invest: Atlas S&P 500 Index Fund, Value Fund and Money Market Fund. In total, there are now eleven Atlas stock, bond and money market funds that may compose the portfolio. To take advantage of the favorable bond market climate, the portfolio’s manager shifted assets out of the Balanced Fund in order to invest more heavily in the Strategic Income and U.S. Government and Mortgage Securities Funds. Assets were also deployed into the new Value Fund, which was attractive because it held fewer technology stocks and more consumer staple and utility equities compared to the S&P 500. On June 30, assets invested in the underlying Atlas Funds were distributed as follows:

Atlas Funds	% of Investments

U.S. Government and Mortgage Securities	16.6%

Strategic Income	16.1

Growth & Income	15.5

Value	15.4

Global Growth	15.3

Strategic Growth	9.6

Emerging Growth	9.4

Money Market	2.1

S&P 500 Index	0.0

Balanced	0.0

U.S. Treasury Money	0.0

Total	100.0%

The annuities you want from the people you trust.

In investing, it is common to review the past for clues about what might happen in the future. But the only certain conclusion is that the past cannot guarantee future investment performance. So the most important thing for investors to do is to build a portfolio that has potential to weather both up and down markets.

Now is the perfect time to arrange a complimentary meeting with your Atlas Representative. He or she can help you create and maintain a portfolio that fits your needs — and the times. For more complete information on charges and expenses that apply to an ongoing investment, ask your Representative for a prospectus, and read it carefully before you invest.

As a sister company of World Savings and a member of the $60 billion-strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products and service you’ve come to expect from World. Just call us at 1-800-933-ATLAS
(1-800-933-2852) to schedule an appointment. Or visit us online at www.atlasannuities.com for more information. We appreciate the trust you’ve placed in Atlas. We look forward to serving you now and in the future.

Sincerely,

Marion O. Sandler
Chairman of the Board and Chief Executive Officer

Atlas Balanced Growth Portfolio Statement of Net Assets	June 30, 2002 (unaudited)

Investments: (99.75%)

Investment in Atlas Funds, at identified cost	$19,484,230

	Shares	Percent of Net Assets
Investment in Atlas Funds, at value:

U.S. Government and Mortgage Securities Fund	291,755	16.58%	$2,993,407
Strategic Income Fund	704,559	16.04	2,895,736
Balanced Fund	0	0.00	—
Growth and Income Fund	154,724	15.43	2,785,038
Strategic Growth Fund	164,452	9.57	1,726,749
Global Growth Fund	180,415	15.25	2,753,139
Value Fund	297,103	15.40	2,780,886
S&P 500 Index Fund	0	0.00	—
Emerging Growth Fund	165,695	9.34	1,686,771
Money Market Fund	386,201	2.14	386,201
U.S. Treasury Money Fund	0	0.00	—

			18,007,927

Other Assets and Liabilities: (0.25%)

Other assets			77,293
Liabilities			(31,545)

Total other assets and liabilities			45,748

Net Assets (100.00%)			$18,053,675

Net Assets Consist Of:

Unrealized depreciation			$(1,476,303)
Accumulated net realized loss			(3,078,827)
Undistributed net investment income			120,903
Paid in capital			22,487,902

Net Assets			$18,053,675

Net Asset Value Per Share:

Net assets			$18,053,675
Beneficial interest shares outstanding (unlimited number of shares authorized)			2,083,191

Net asset value per share			$8.67

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio Statement of Operations	for the six months ended June 30, 2002 (unaudited)

Investment Income:

Income:
Distribution income from Atlas Funds	$169,310
Interest	44

Total income	169,354

Expenses:
Transfer agency fees and expenses	27,210
Management fees (Note 5)	24,226
Accounting and legal fees	9,875
Custodian fees and expenses	5,747
Printing and postage	6,429
Amortization of organization costs (Note 2)	2,516
Trustees’ fees	320
Other	124

Gross expenses	76,447
Waiver of management fees	(24,226)
Expense reimbursement	(3,770)

Net expenses	48,451

Net investment income	120,903

Realized and Unrealized Gain (Loss):

Realized loss:
Proceeds from sales	9,068,527
Cost of securities sold	10,351,508

Net realized loss	(1,282,981)

Net change in unrealized appreciation (depreciation):
Unrealized depreciation beginning of period	(530,499)
Unrealized depreciation end of period	(1,476,303)

Net unrealized depreciation	(945,804)

Net realized and unrealized loss	(2,228,785)

Net decrease in net assets resulting from operations	$(2,107,882)

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio Statements of Changes in Net Assets

	2002[2]	2001[3]
	(unaudited)
Increase (Decrease) in Net Assets From:

Operations:

Net investment income	$120,903	$316,845
Net realized loss on investments	(1,282,981)	(1,350,254)
Net change in unrealized appreciation (depreciation) on investments	(945,804)	(813,883)

Net decrease in net assets resulting from operations	(2,107,882)	(1,847,292)

Distributions Paid to Shareholders:

Distributions from net investment income	—	(316,847)
Distributions from net realized gain on investments	—	—

Total distributions paid to shareholders	—	(316,847)

Beneficial Interest Share Transactions:[1]

Proceeds from shares sold	729,444	3,730,596
Proceeds from shares issued in reinvestment of distributions	—	316,847
Cost of shares repurchased	(1,178,915)	(2,459,671)

Net increase (decrease) in net assets resulting from beneficial interest share transactions	(449,471)	1,587,772

Net decrease in net assets	(2,557,353)	(576,367)

Net Assets:

Beginning of period	20,611,028	21,187,395

End of period	$18,053,675	$20,611,028

[1] Share Transactions:

Sold	78,242	370,513
Issued in reinvestment of dividends	—	32,800
Redeemed	(128,902)	(253,153)

Net increase (decrease) in shares outstanding	(50,660)	150,160

[2]	For the six months ended June 30, 2002.

[3]	For the year ended December 31, 2001.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio Financial Highlights	selected data for a share outstanding throughout each period

	2002[1]	2001[2]	2000[2]	1999[2]	1998[2]	1997[3]
	(unaudited)

Net asset value, beginning of period	$9.66	$10.68	$11.68	$10.26	$9.33	$10.00

Income From Investment Operations:[4]

Net investment income	0.06	0.15	0.48	1.34	0.58	0.55
Net realized and unrealized gain (loss) on investments	(1.05)	(1.02)	(0.84)	1.68	0.61	(0.68)

Total income (loss) from investment operations	(0.99)	(0.87)	(0.36)	3.02	1.19	(0.13)

Less Distributions:

Distributions from net investment income	—	(0.15)	(0.17)	(1.34)	(0.26)	(0.54)
Distributions from net realized gain on investments	—	—	(0.47)	(0.26)	—	—

Total distributions	—	(0.15)	(0.64)	(1.60)	(0.26)	(0.54)

Net asset value, end of period	$8.67	$9.66	$10.68	$11.68	$10.26	$9.33

Total return, aggregate[5]	-10.25%	-8.14%	-3.03%	29.41%	12.70%	-1.28%

Ratios/Supplemental Data:

Net assets, end of period (000’s)	$18,054	$20,611	$21,187	$15,778	$12,560	$3,512
Ratio of expenses to average net assets:[6]
Before expense waivers and reimbursement	0.79%	0.76%	0.79%	0.95%	1.34%	2.82%
After expense waivers and reimbursement	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[6]	1.25%	1.55%	3.92%	12.40%	6.73%	38.25%
Portfolio turnover rate	44.25%	57.33%	56.11%	64.47%	114.79%	1.49%

[1]	For the six months ended June 30, 2002.

[2]	For the year ended December 31.

[3]	For the period September 30, 1997 (inception of operations) to December 31, 1997.

[4]	Per share information was calculated based on average shares.

[5]	Total return assumes purchase at net asset value at the beginning of the period.

[6]	Annualized when the period presented is less than one year.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio Notes to Financial Statements	June 30, 2002 (unaudited)

1. Significant Accounting Policies

Atlas Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Trust offers a choice of investment portfolios to investors through the purchase of variable annuity and variable life policies which fund insurance company separate accounts. The Trust is a series company currently offering only the Atlas Balanced Growth Portfolio (the “Portfolio”). The Portfolio, which has as its investment objective long-term growth of capital and moderate income, invests among eleven diversified Atlas mutual funds including the U.S. Treasury Money Fund, the Money Market Fund, the U.S. Government and Mortgage Securities Fund, the Strategic Income Fund, the Balanced Fund, the Growth and Income Fund, the Value Fund, the S&P 500 Index Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund (the “Atlas Funds”). Since the Portfolio invests in shares of a limited number of mutual funds, it is a “nondiversified” investment company under the 1940 Act. The Portfolio, however, intends to qualify as a diversified investment company under provisions of the Internal Revenue Code. Additional diversification requirements under Internal Revenue Code Section 817(h) are imposed on the Portfolio because the Trust is an investment medium for variable annuity contracts.

The following is a summary of significant accounting policies consistently used by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a.
Investment Valuation: Investments are valued at the net asset value of each underlying Atlas Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. eastern time) on each day the Exchange is open for trading.

b.
Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

c.
Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

d.
Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Dividends, representing distributions from Atlas Funds, are recorded on the ex-dividend date. Distributions of capital gains, if any, will normally be declared and paid once a year.

e.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Atlas Balanced Growth Portfolio Notes to Financial Statements (continued)	June 30, 2002 (unaudited)

2. Unamortized Organization Costs

The Trust was organized by Golden West Financial Corporation (“Golden West Financial”). On July 30, 1997, the Trust sold and issued to Golden West Financial 10,000 shares of beneficial interest (“Initial Shares”). Organization costs of $25,156 incurred by the Trust have been deferred and are being amortized on a straight-line basis over a period of five years from October 1997. If any of the Initial Shares are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.

3. Unrealized Appreciation/Depreciation — Tax Basis

As of June 30, 2002, unrealized depreciation of investment securities for federal income tax purposes was $2,126,997 consisting of unrealized gains of $392,104 and unrealized losses of $2,519,101. Cost of securities for federal income tax purposes was $20,134,924.

4. Purchases and Sales of Securities

During the six months ended June 30, 2002, the Portfolio purchased $8,686,097 of investment securities and sold $9,068,527 of investment securities.

5. Transactions With Affiliates and Related Parties

Atlas Advisers, Inc. (the “Adviser”) provides portfolio management services to the Portfolio, the U.S. Treasury Money Fund, the Money Market Fund, and the U.S. Government and Mortgage Securities Fund. The Adviser supervises the provision of similar services by OppenheimerFunds, Inc., the subadviser to the Strategic Income Fund, the Balanced Fund, the Growth and Income Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund, by Pilgrim Baxter & Associates Ltd., subadviser to the Value Fund, and by Barclays Global Fund Advisors, the adviser to the Master Portfolio in which the S&P 500 Index Fund invests. The Adviser is responsible for providing or overseeing all aspects of the Portfolio’s day-to-day operations and implementing the Portfolio’s investment programs. The Portfolio pays a fee for management and administrative services to the Adviser. The management fee is based on an annual rate of .25% of the Portfolio’s average daily net assets. The Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio’s total direct operating expenses to .50% of average daily net assets. Due to the voluntary expense waiver in effect during the six months ended June 30, 2002, the management fees due the Adviser were reduced by $24,226. The Adviser also absorbed $3,770 of other Fund expenses during the period.

Atlas Securities, Inc. (the “Distributor”) acts as principal underwriter of the Portfolio’s shares. The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corp. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser, the Distributor and the Atlas Funds.

At June 30, 2002 Golden West Financial Corp. owned 75,785 shares of the U.S. Treasury Money Fund, 125,000 shares of the Value Fund, 1,000 shares of the S&P 500 Index Fund, and 115,723 shares of the Emerging Growth Fund.